UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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☐     Definitive Proxy Statement

☒     Definitive Additional Materials

☐     Soliciting Material Pursuant to Rule 14a-12

AROWANA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AROWANA INC.

Level 11, 153 Walker Street

North Sydney, NSW 2060

Australia

PROXY STATEMENT SUPPLEMENT

October 20, 2016

TO THE SHAREHOLDERS OF AROWANA INC.:

This is a supplement (this “Supplement”) to the proxy statement of Arowana Inc. (“ARWA”), dated October 11, 2016 (the “Proxy Statement”), that was sent to you in connection with the extraordinary general meeting of shareholders of ARWA to be held at 11 a.m., Eastern Time, on November 3, 2016, at the offices of Graubard Miller, ARWA’s counsel, at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174.

At the extraordinary general meeting, the shareholders of ARWA will be asked to consider and vote upon, among other things, a proposal to amend (the “Extension Amendment”) ARWA’s amended and restated memorandum and articles of association to extend the date by which ARWA has to consummate its initial business combination (the “Extension”) with VivoPower International PLC (“VivoPower”) to January 9, 2017 (the “Extended Date”).

ARWA’s insiders have agreed that if the Extension Amendment is approved, they or their affiliates will contribute to ARWA as a loan (each loan being referred to herein as a “Contribution”) $0.025 for each public share that is not converted in connection with the shareholder vote to approve the Extension, for each 30-day period, or portion thereof, that is needed by ARWA to complete its initial business combination from November 6, 2016 (the original date by which ARWA was required to complete its initial business combination) until the Extended Date. Accordingly, if ARWA takes until the Extended Date to complete its initial business combination with VivoPower, which would represent two 30-day periods and one 4-day period from November 6, 2016 through the Extended Date, ARWA's insiders would make aggregate Contributions of approximately $441,600 (assuming no public shares were converted). Each Contribution will be deposited in the trust account established in connection with ARWA’s initial public offering at the beginning of such 30-day period (or portion thereof). Accordingly, if the Extension Amendment and the Conversion Amendment are approved and the Extension is completed and ARWA takes the full time through the Extended Date to complete the initial business combination with VivoPower, the conversion amount per share at the meeting for such business combination or ARWA’s subsequent liquidation will be approximately $10.253 per share, in comparison to the current conversion amount of $10.20 per share. The ARWA insiders will not make any Contribution unless the Extension Amendment and the Conversion Amendment are approved and the Extension is completed. The Contribution(s) will not bear any interest and will be repayable by ARWA to the ARWA insiders or their affiliates upon consummation of our initial business combination. The loans will be forgiven if ARWA’s initial business combination is not completed.

Only holders of record of ARWA’s ordinary shares at the close of business on October 7, 2016 are entitled to notice of the extraordinary general meeting and to vote and have their votes counted at the extraordinary general meeting and any adjournments or postponements of the extraordinary general meeting. As of the close of business on October 7, 2016, there were 10,859,000 ARWA ordinary shares outstanding and entitled to vote. Each ARWA ordinary share is entitled to one vote per share at the extraordinary general meeting.

Before you vote you should read the Proxy Statement and other documents that ARWA has filed with the Securities and Exchange Commission, together with this Supplement, for more complete information about ARWA and the Extension. If you have questions about the Extension or if you need additional copies of this Supplement, the Proxy Statement, or the proxy card you should contact:

Arowana Inc.
Level 11, 153 Walker Street
North Sydney, NSW 2060
Australia

Attn: Elizabeth Hickey
Tel: +612-8083-9800
Email: investor.relations@arowanaco.com

or:

Morrow Sodali
470 West Avenue
Stamford, CT 06902
Tel: (800) 662-5200 or banks and brokers can call collect at (203) 658-9400
Email: ARWA.info@morrowco.com

You may also obtain a free copy of this Supplement, the Proxy Statement and other documents containing information about ARWA and the Extension, without charge, at the SEC’s website at www.sec.gov.

This Supplement should be read together with the Proxy Statement. To the extent that the information in this Supplement is inconsistent with the information in the Proxy Statement, the information in this Supplement supersedes the information in the Proxy Statement. Terms that are defined in the Proxy Statement have the same meanings in this Supplement, unless a new definition for such term is provided herein.

All ARWA shareholders are cordially invited to attend the extraordinary general meeting in person. If you are a shareholder of record and you have already provided a proxy, your shares will be voted in accordance with your instructions at the extraordinary general meeting, unless you affirmatively change your proxy as described in the Proxy Statement. If you have not yet provided a proxy, you are urged to complete, sign, date and return the proxy card that was enclosed with the Proxy Statement previously mailed to you as soon as possible. If you are a shareholder of record, you may also cast your vote in person at the extraordinary general meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the extraordinary general meeting and vote in person, obtain a proxy from your broker or bank. If you have already instructed your broker or bank how to vote your shares, your shares will be voted in accordance with those instructions at the extraordinary general meeting, unless you affirmatively change your instructions as described in the Proxy Statement.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the extraordinary general meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors /s/ Kevin Tser Fah Chin Kevin Tser Fah Chin Chief Executive Officer

You are not being asked to vote on the proposed business combination with VivoPower at this time. If the Extension is implemented and you do not elect to convert your public shares, you will retain the right to vote on the proposed business combination with VivoPower when it is submitted to shareholders and the right to convert your public shares into a pro rata portion of the trust account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date. Neither the Securities and Exchange Commission nor any state securities commission has determined if the Proxy Statement, as supplemented by this Supplement, is accurate or complete. Any representation to the contrary is a criminal offense.

Your vote is important.  Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the extraordinary general meeting.  If you are a shareholder of record, you may also cast your vote in person at the extraordinary general meeting.  If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the extraordinary general meeting by obtaining a proxy from your brokerage firm or bank.  Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

This Supplement is dated October 20, 2016 and is first being mailed to ARWA shareholders on or about such date.

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